THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2010

WARRANT TO PURCHASE 105,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 105,000 (one hundred five thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.275 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2010  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: July 18, 2007

Attest: /s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2009

WARRANT TO PURCHASE 425,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 425,000 (four hundred twenty five thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.22 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2009  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: April 12, 2007

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2009

WARRANT TO PURCHASE 250,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 250,000 (two hundred fifty thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.24 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2009  (“the Termination Date”).  The number of shares to be >received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: June 4, 2007

Attest: /s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2007

WARRANT TO PURCHASE 100,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Joseph Giuliano (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 100,000 (one hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.20 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: December 31, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on September 30, 2007

WARRANT TO PURCHASE 100,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Joseph E. Conti (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 100,000 (one hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.20 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: December 31, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2011

WARRANT TO PURCHASE 500,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 500,000 (five hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.275 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2011  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By:

Dated: December 31, 2007

Attest:

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2009

WARRANT TO PURCHASE 425,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 425,000 (four hundred twenty five thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.22 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2009  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: April 12, 2007

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

==================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2009

WARRANT TO PURCHASE 250,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 250,000 (two hundred fifty thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.24 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2009  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: June 4, 2007

Attest: /s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=====================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on June 30, 2008

WARRANT TO PURCHASE 112,500 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 112,500 (one hundred twelve thousand five hundred) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.22 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on June 30, 2008  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By:  /s/ Steve Williams

Dated: June 13, 2006

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2007

WARRANT TO PURCHASE 100,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Joseph Giuliano (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 100,000 (one hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.20 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: December 31, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on September 30, 2007

WARRANT TO PURCHASE 100,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Joseph E. Conti (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 100,000 (one hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.20 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: December 31, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2011

WARRANT TO PURCHASE 500,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 500,000 (five hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.275 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2011  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By:

Dated: December 31, 2007

Attest:

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on November 30, 2007

WARRANT TO PURCHASE 50,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 50,000 (fifty thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.20 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on November 30, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: November 12, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on November 30, 2007

WARRANT TO PURCHASE 150,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 150,000 (one hundred fifty thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.12 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on November 30, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: July 26, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on December 31, 2010

WARRANT TO PURCHASE 105,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 105,000 (one hundred five thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.275 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on December 31, 2010  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Larry M. Reid

Dated: July 18, 2007

Attest: /s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

=================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on November 30, 2007

WARRANT TO PURCHASE 50,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 50,000 (fifty thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.12 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on November 30, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: July 12, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature

===================================================================

THIS WARRANT AS WELL AS THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Void after 5:00 P.M., Boca Raton, Florida Time, on November 30, 2007

WARRANT TO PURCHASE 50,000 SHARES OF THE COMMON STOCK OF

GLOBALTEL IP, INC.

This is to certify that, FOR VALUE RECEIVED, Dominic and Sarina Albi JTEN (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from GLOBALTEL IP, INC., a Florida corporation (the “Company”), 100,000 (one hundred thousand) shares of the common stock of the Company, $0.001 par value (the “Common Stock”), at an exercise price of $.12 per share at any time or from time to time from the date hereof until 5:00 P.M., Boca Raton, Florida Time on November 30, 2007  (“the Termination Date”).  The number of shares to be received upon the exercise of this Warrant and the price to be paid for each such share shall be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter as well as any other securities that may be deliverable upon such exercise are sometimes referred to as “Warrant Shares” and the exercise price of this Warrant as in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

SECTION 1.

EXERCISE OF WARRANT.

This Warrant may be exercised by the Holder of this Warrant  in whole or in part at any time or from time to time during the period commencing on the date hereof and terminating at 5:00 P.M., Boca Raton, Florida Time, on the Termination Date (the “Exercise Period”) provided, however, that if  the Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then on the next succeeding day which shall not be such a day.   This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. Such payment may be made, at the option  of the Holder by check or wire transfer.  As soon as practicable after each such exercise of the Warrant, but not later than two business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

SECTION 2.

RESERVATION OF SHARES.

The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

SECTION 3.

FRACTIONAL SHARES.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the value of a full share determined as follows (the “Current Market Value”):

(a)

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing high bid and low asked prices for such day on such exchange or system; or

(b)

If the Common Stock is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. or any successor thereto, the Current Market Value shall be the average of last reported high bid and low asked prices reported by the OTC Bulletin Board or, if not so reported, then by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be the book value of a share thereof as at the end of the fiscal quarter of the Company ending immediately prior to the date of the exercise of the Warrant for which financial statements of the Company are then available, determined in accordance with generally accepted accounting principles consistently applied.

SECTION 4.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2

SECTION 5.

RIGHTS AND LIABILITIES OF THE HOLDER.

The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.

ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

SECTION 6.1

Adjustment of Exercise Price.  The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock, (ii) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares of the same class, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares of the same class, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 6.  Such adjustment shall be made successively upon the occurrence of each event specified above, but any such adjustment shall be effective only upon the effective date of such dividend, distribution, split, subdivision, combination or reclassification.

(b)

In case the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be effective on the effective date of such issue and shall be made successively on each date whenever a record date is fixed.

3

(c)

In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock of (i) of shares of any class of capital stock other than its Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (other than dividends or distributions referred to in Subsection 6.1(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 6.1(b) hereof), then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price (as such term is defined in Subsection 6.1(e) hereof) per share on such record date, less the aggregate fair value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be effective on the date of such distribution and shall be made successively each time such a record date is fixed.  In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

(d)

In the event of any merger, consolidation or sale of substantially all the assets of the Company resulting in any distribution to the Company’s stockholders on or before the Termination Date, shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Warrant Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Warrant Shares into which this Warrant might have been exercisable immediately prior thereto.

(e)

For the purpose of any computation under Subsection 6.1(b) or 6.1(c) hereof, the “Current Market Price” per share at any date (the “Computation Date”) shall be deemed to be the average of the daily Current Market Value over 20 consecutive trading days ending the trading day before such date.

(f)

All calculations under this Section 6.1 shall be made to the nearest cent.

4

SECTION 6.2

Adjustment of Number of Shares.  Upon each adjustment of the Exercise Price pursuant to Section 6.1 other than pursuant to Subsection 6.1(d) hereof, this Warrant shall thereupon evidence the right to purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of Warrant Shares (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 6.3

Verification of Computations.  The Company may select a firm of independent public accountants, which may be the Company’s independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Section 6. The certificate, report of other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Section 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

SECTION 6.4

Warrant Certificate Amendments.  Irrespective of any adjustments pursuant to this Section 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder.

SECTION 7.

NOTICES TO THE HOLDER

So long as this Warrant shall be outstanding, (i) if the Company proposes to pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or Warrants or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be sent by overnight mail or courier service to the Holder, at least five days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5

SECTION 8.

RECLASSIFICATION, REORGANIZATION OR MERGER.

In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to receive in lieu of the amount of securities otherwise deliverable, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the Warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganizations.

SECTION 9.

ISSUE TAX.

The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant as well as securities underlying the Share Warrants shall be made without charge to the Holder for any original issuance tax in respect thereof.

SECTION 10.

GOVERNING LAW, JURISDICTION AND VENUE.

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  The Company and by acceptance hereof, the Holder, hereby consent to the exclusive jurisdiction and venue of the courts of the State of Florida located in Palm Beach County, Florida or the United States Federal District Court for the Southern District of Florida with respect to any matter relating to this Warrant and the performance of the Company’s or the Holder’s obligations hereunder and the Company and the Holder hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of the Company or the Holder relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

6

[Signature Page Follows]

GLOBALTEL IP, INC.

By: /s/ Steve Williams

Dated: July 12, 2005

Attest:

/s/ Larry M. Reid

Secretary

PURCHASE FORM

Dated _______, ______

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ Warrant Shares and hereby makes payment of __________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

(Please typewrite or print in block letters)

Name

Address

Signature